UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2016

H.B. FULLER COMPANY
(Exact name of registrant as specified in its charter)

Minnesota	001-09225	41-0268370
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1200 Willow Lake Boulevard

P.O. Box 64683

St. Paul, MN 55164-0683
(Address of principal executive offices, including zip code)

(651) 236-5900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) (i) On January 19, 2016, the Compensation Committee of the Board of Directors of H.B. Fuller Company (the “Company”) approved changes to the design of the H.B. Fuller Company Management Short-Term Incentive Plan (the “STIP”) applicable to executive officers as attached to this Current Report on Form 8-K as Exhibit 10.1. The changes made relating to executive officers were:

a. a change to the calculation of EPS to match the calculation used in reporting quarterly EPS results to the Company’s shareholders; and

b. a revision of the metrics for non-Corporate executive officers to align to their individual job responsibilities for 2016.

The changes to the STIP will be effective for any short-term incentive awards related to the Company’s 2016 fiscal year and thereafter. The STIP provides an annual performance-based cash incentive opportunity for eligible employees. In general, the STIP design is based on financial metrics. The metrics will vary based on position and will generally include (i) operating income, (ii) organic revenue and (iii) earnings per share. Each metric will have a target level of performance. Threshold, superior, and superior stretch performance levels will be set for each metric. Payout will be determined for each metric based on performance relative to target. The target, threshold, superior and superior stretch levels of performance will be established at the beginning of each fiscal year. The foregoing description is qualified in its entirety by reference to the STIP, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

(ii) Additionally, the Compensation Committee approved the H.B. Fuller Company Management Long-Term Incentive Plan (the “LTIP”) applicable to executive officers as attached to this Current Report on Form 8-K as Exhibit 10.2. The LTIP now includes a performance metric for 50% of the restricted stock units granted under the LTIP. See (iii) for a description of the LTIP provisions applicable to the Company’s CEO. These performance shares are earned based on performance against a pre-established return on invested capital (“ROIC”) target, and will not vest unless at least a threshold level of performance is met in each year of the three years of vesting. For all executive officers, higher levels of ROIC performance will result in increased stock vesting amounts.

      In addition, on January 19, 2016, the Compensation Committee of the Board of Directors of the Company approved the form Performance Share Award Agreement attached as Exhibit 10.3 for annual performance share grants to eligible Company employees under the H.B. Fuller Company 2013 Master Incentive Plan.

The Performance Share Award Agreement provides for multi-year vesting performance-based restricted stock units respectively in annual installments over a multi-year period only if an ROIC criteria is met at threshold or higher level and also includes provisions related to vesting upon retirement and to address compliance with Internal Revenue Code Section 409A. The Agreement also contains a provision referencing that the grant is subject to the Company’s Executive and Key Manager Compensation Clawback Policy which provides that the Compensation Committee may clawback incentive-based compensation in the event of certain financial statement restatements or in the event of misconduct. The foregoing description is qualified in its entirety by reference to the form of the Performance Share Award Agreement, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

The foregoing description is qualified in its entirety by reference to the STIP, LTIP and Performance Share Award Agreement, copies of which are filed as Exhibits 10.1, 10.2 and 10.3 respectively to this Current Report on Form 8-K and are incorporated herein by reference.

(iii) On January 19, 2016, the Compensation Committee of the Company approved the following increase in compensation for James J. Owens, President and Chief Executive Officer of the Company:

•	Annual Base Salary effective February 1, 2016: $1,016,996.

•

Effective January 19, 2016, the target value of Mr. Owens’ stock-based awards under the Company’s Annual and Long-Term Incentive Plan (the “LTIP”) was increased from 250% of his base salary to 300% of his base salary, resulting in a grant of 182,039 shares of non-qualified stock options and 41,646 shares of performance-based restricted stock units under the LTIP for the Company’s 2016 fiscal year, which grants have a total value of $3,050,989. The grant of stock options will vest in three equal annual installments beginning on the first anniversary date of the grant date subject to Mr. Owens remaining an employee of the Company. Half of the restricted stock units contains a requirement that the restricted stock will vest in three equal installments on January 19, 2017, January 19, 2018 and January 19, 2019 only if (1) one or more of the performance measures in the CEO’s short-term incentive program are met at the threshold level for fiscal 2016 as determined by the Compensation Committee and (2) Mr. Owens continues to be employed by the Company on the respective vesting date. The other half of the restricted stock units contains a requirement that the restricted stock units will vest in three installments on January 19, 2017, January 19, 2018 and January 19, 2019 only if (1) an ROIC metric is met at least at the threshold level for each applicable fiscal year as determined by the Compensation Committee and (2) Mr. Owens continues to be employed by the Company on the respective vesting date.

•

No changes were made in Mr. Owens’ incentive opportunity under the STIP. Mr. Owens will continue to be eligible to receive a target incentive opportunity of 100% of his base salary with a maximum incentive opportunity of up to 200% of his base salary under the STIP for the Company’s 2016 fiscal year.

Item 9.01.     Financial Statements and Exhibits.

(d)	Exhibits.

10.1	H.B. Fuller Company Management Short-Term Incentive Plan for Executive Officers

10.2	H.B. Fuller Company Management Long-Term Incentive Plan

10.3	Form of Performance Share Award Agreement under the H.B. Fuller Company 2013 Master Incentive Plan for awards made on or after January 19, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: January 25, 2016

H.B. FULLER COMPANY

By:	/s/ Timothy J. Keenan
Timothy J. Keenan
Vice President, General Counsel
and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	H.B. Fuller Company Management Short-Term Incentive Plan for Executive Officers

10.2	H.B. Fuller Company Management Long-Term Incentive Plan

10.3	Form of Performance Share Award Agreement under the H.B. Fuller Company 2013 Master Incentive Plan for awards made on or after January 19, 2016